Report of Independent Auditors
  To Board of Trustees of
  Professionally Managed Portfolios
  In planning and performing our
  audit of the financial statements of
  Harris Bretall Sullivan & Smith
  Growth Equity Fund (the Fund), a
  series of Portfolio Managed
  Portfolios, for the year ended
  March 31, 2001, we considered its
  internal control, including control
  activities for safeguarding
  securities, in order to determine
  our auditing procedures for the
  purpose of expressing our opinion
  on the financial statements and to
  comply with the requirements of
  Form N-SAR, not to provide
  assurance on internal control.

  The management of the Fund is
  responsible for establishing and
  maintaining internal control. In
  fulfilling this responsibility,
  estimates and judgments by
  management are required to assess
  the expected benefits and related
  costs of controls. Generally,
  controls that are relevant to an
  audit pertain to the entity's
  objective of preparing financial
  statements for external purposes
  that are fairly presented in
  conformity with generally
  accepted accounting principles.
  Those controls include the
  safeguarding of assets against
  unauthorized acquisition, use, or
  disposition. Because of inherent
  limitations in internal control, error
  or fraud may occur and not be
  detected. Also, projection of any
  evaluation of internal control to
  future periods is subject to the risk
  that it may become inadequate
  because of changes in conditions
  or that the effectiveness of the
  design and operation may
  deteriorate.

  Our consideration of internal
  control would not necessarily
  disclose all matters in internal
  control that might be material
  weaknesses under standards
  established by the American
  Institute of Certified Public
  Accountants. A material weakness
  is a condition in which the design
  or operation of one or more of the
  internal control components does
  not reduce to a relatively low level
  the risk that misstatements caused
  by error or fraud in amounts that
  would be material in relation to the
  financial statements being audited
  may occur and not be detected
  within a timely period by
  employees in the normal course of
  performing their assigned
  functions. However, we noted no
  matters involving internal control
  and its operation, including
  controls for safeguarding
  securities, that we consider to be
  material weaknesses as defined
  above as of March 31, 2001.

  This report is intended solely for
  the information and use of
  management, the Board of
  Trustees of Professionally
  Managed Portfolios, and the
  Securities and Exchange
  Commission and is not intended to
  be and should not be used by
  anyone other than these specified
  parties.
  ey
  Los Angeles, California
  May 4, 2001